UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015
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COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
CommunityOne Bancorp (the "Company") announced today that CommunityOne Bank, N.A. (the "Bank"), completed on its acquisition of the Lenoir, North Carolina branch of CertusBank, N.A. As part of the transaction, the Bank assumed the customer deposits of CertusBank from its Lenoir and Granite Falls branches in western North Carolina. This purchase expands the Bank’s branch network to 12 branches in the Caldwell/Catawba area, and cements its position as the second largest community bank there.

A copy of the press release announcing the acquisition is attached and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 26, 2015, announcing the acquisition of a branch in Lenoir, NC from CertusBank, N.A., and assumption of deposits in the western North Carolina area.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2015	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 26, 2015, announcing the acquisition of a branch in Lenoir, NC from CertusBank, N.A., and assumption of deposits in the western North Carolina area.